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                                                             Exhibit 10.18(a)(2)

                   FIRST AMENDMENT TO CONTRIBUTION AGREEMENT


   THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT ("Amendment") is made as of the 4th day of November, 1996 by and among CROSSROADS/MEMPHIS COMPANY, L.L.C., a Delaware limited liability company ("Crossroads"), CROSSROADS/MEMPHIS PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), TRUST LEASING, INC., a Tennessee Corporation and TRUST MANAGEMENT INC., a Tennessee Corporation (collectively, the "Companies") and PHILLIP H. MCNEILL, SR., an individual resident of the State of Tennessee ("McNeill").

                                  WITNESSETH:

   WHEREAS, Crossroads, the Partnership, the Companies and McNeill entered into that certain Contribution Agreement, dated October 4, 1996 ("Contribution Agreement"); and

   WHEREAS, the parties wish to amend the Contribution Agreement in the manner set forth in this Amendment;

   NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

   1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment have the definitions ascribed to them in the Contribution Agreement.

   2. EXCHANGE AGREEMENT. Exhibit A to the Exchange Agreement is hereby deleted in its entirety and is replaced with Exhibit A to this Amendment.

   3. PLEDGE/ESCROW AGREEMENT. At the Closing and as security for payment of any claims for Indemnifiable Losses made by the Partnership, the Companies shall pledge to the Partnership a portion of their interest in the Partnership with a value equal to at least Five Hundred Thousand Dollars ($500,000) ("Pledged Interest"), pursuant to the terms of a Pledge Agreement, as agreed prior to the Closing to by the parties ("Pledge Agreement"). In the event, on or before the eighteen month anniversary of the Closing, the Companies desire to exchange the Pledged Interest as provided for in the Partnership Agreement or convert into cash the property received upon such exchange, then the Companies shall deposit the property received in exchange for such Pledged Interest into escrow ("Escrow Deposit") pursuant to the terms and conditions of an Escrow Agreement, substantially in the form of Exhibit B, attached hereto ("Escrow Agreement") which agreement shall be executed and delivered by the parties thereto.


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   4. REPRESENTATIONS AND WARRANTIES/DELIVERIES.  (a)  The following is hereby added to the end of Section 2.1.4 of the Contribution Agreement: " and the owner of the Hotels is not in material violation of any Laws in connection with or arising out of the ownership of the Hotels."

   (b) The following is hereby added after the phrase "rights of way" in the third sentence of Section 2.1.10 of the Contribution Agreement: "Liens,". The following is hereby added to the end of Section 2.1.10 of the Contribution
Agreement: "The owner of the Hotels has good and marketable title to the Hotels in fee simple subject only to Liens of record."

   (c)  The following new Section 4.2.5 (g) is hereby added to the Contribution
Agreement: "(g) The Pledge Agreement, as executed and delivered by all of the parties thereto, shall have been delivered to Partnership."

   5. EFFECT OF AMENDMENT. Except as expressly modified hereunder, the Contribution Agreement shall remain in full force and effect.

   6. HEADINGS. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning of the interpretation of any provision of this Amendment.

   7. MERGER. The Contribution Agreement, as amended by this Amendment, contains the entire understanding between the parties hereto and supersedes any prior or contemporaneous contracts, agreement, understandings and/or negotiations, whether oral or written.


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   IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and the year first above-written.


                                        CROSSROADS/MEMPHIS COMPANY, L.L.C.

                                        By: /s/ KEVIN P. KILKEARY
                                           ---------------------------------
                                        Title: President

                                        CROSSROADS/MEMPHIS PARTNERSHIP, L.P.

                                        By: CROSSROADS/MEMPHIS COMPANY,
                                            L.L.C., its general partner

                                        By: /s/ KEVIN P. KILKEARY
                                           ---------------------------------
                                        Title:
                                              ------------------------------

                                        TRUST LEASING, INC.

                                        By: /s/ PHILLIP MCNEILL, JR.
                                           ---------------------------------
                                        Title:
                                              ------------------------------

                                        TRUST MANAGEMENT INC.

                                        By: /s/ DAVID LEVINE
                                           ---------------------------------
                                        Title: President


                                        /s/ PHILLIP MCNEILL
                                        ------------------------------------
                                        Phillip H. McNeill, Sr.


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                                   EXHIBIT A

                        Revised Registration Rights and
                             Shareholders Agreement